PROSPECTUS	December 23, 2010 (As Supplemented December 29, 2010)

Prudential Total Return Bond Fund, Inc.

Ticker Symbols
Class A:PDBAX	Class L:DTRLX	Class R:DTBRX
Class B:PRDBX	Class M:DTRMX	Class X:N/A
Class C:PDBCX	Class Q:PTRQX	Class Z:PDBZX

FUND TYPE

Multi-Sector Bond

OBJECTIVE

Total return

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Table of Contents

3	SUMMARY SECTION
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
9	MANAGEMENT OF THE FUND
9	BUYING AND SELLING FUND SHARES
9	TAX INFORMATION
10	FINANCIAL INTERMEDIARY COMPENSATION

11	HOW THE FUND INVESTS
11	INVESTMENT OBJECTIVES AND POLICIES
15	OTHER INVESTMENTS AND STRATEGIES
20	INVESTMENT RISKS

32	HOW THE FUND IS MANAGED
32	BOARD OF DIRECTORS
32	MANAGER
33	INVESTMENT SUBADVISER
33	PORTFOLIO MANAGERS
34	DISTRIBUTORS
35	DISCLOSURE OF PORTFOLIO HOLDINGS

36	FUND DISTRIBUTIONS AND TAX ISSUES
36	DISTRIBUTIONS
37	TAX ISSUES
38	IF YOU SELL OR EXCHANGE YOUR SHARES

40	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
40	HOW TO BUY SHARES
56	HOW TO SELL YOUR SHARES
60	HOW TO EXCHANGE YOUR SHARES

64	FINANCIAL HIGHLIGHTS
64	INTRODUCTION
65	CLASS A SHARES
66	CLASS B SHARES
67	CLASS C SHARES
68	CLASS L SHARES
69	CLASS M SHARES
70	CLASS R SHARES
71	CLASS X SHARES
72	CLASS Z SHARES

73	GLOSSARY
73	FUND INDEXES

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Fund is total return.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 43 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 50.

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class Q	Class R	Class X	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	4.25%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	1%	6%	None	None	6%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	$15	$15	None	None	$15	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class L	Class M	Class Q	Class R	Class X	Class Z
Management fees	.50	.50	.50	.50	.50	.50	.50	.50	.50
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	None	.75	1.00	None
+ Other expenses	.22	.22	.22	.22	.22	.10	.22	.22	.22
= Total annual Fund operating expenses	1.02	1.72	1.72	1.22	1.72	.60	1.47	1.72	.72
- Fee waiver or expense reimbursement	(.17)	(.12)	(.12)	(.12)	(.12)	None	(.37)	(.12)	(.12)
= Net annual Fund operating expenses	.85	1.60	1.60	1.10	1.60	.60	1.10	1.60	.60

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$533	$744	$972	$1,627	$533	$744	$972	$1,627
Class B	$663	$830	$1,022	$1,748	$163	$530	$922	$1,748
Class C	$263	$530	$922	$2,020	$163	$530	$922	$2,020
Class L	$532	$784	$1,056	$1,829	$532	$784	$1,056	$1,829
Class M	$763	$930	$1,122	$1,835	$163	$530	$922	$1,835
Class Q	$61	$192	$335	$750	$61	$192	$335	$750
Class R	$112	$428	$768	$1,726	$112	$428	$768	$1,726
Class X	$763	$930	$1,222	$2,020	$163	$530	$922	$2,020
Class Z	$61	$218	$389	$883	$61	$218	$389	$883

° The manager of the Fund has contractually agreed, through February 29, 2012, to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerge commissions) do not exceed 0.60% of the Fund's average daily net assets. This waiver may not be terminated prior to February 29, 2012. The decision on whether to renew, modify or terminate the waiver is subject to review by the manager and the Fund's Board of Directors.
° The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees through February 29, 2012 for Class A and Class R shares to .25% and .50%, respectively, of the average daily net assets of the Class A and Class R shares. This agreement may not be terminated prior to February 29, 2012. The decision on whether to renew, modify or terminate the agreement is subject to review by the distributor and the Fund's Board of Directors.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 185% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment subadviser. The Fund invests, under normal circumstances, at least 80% of the Fund's investable assets in bonds. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year. The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above.

The Fund's investment subadviser allocates assets among different debt securities, including (but not limited to) U.S. Government securities, mortgage-related and asset-backed securities, corporate debt securities and foreign securities. The Fund may invest up to 50% of its investable assets in high risk, below investment-grade securities having a rating of not lower than CCC—also known as high-yield debt securities or junk bonds. The Fund may invest up to 45% of its investable assets in foreign debt securities.

Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S.Government, which means that payment of interest and principal is guaranteed, but yield and market value are not.

While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Fixed-Income Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. Certain types of fixed income obligations also may be subject to call and redemption risk where the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Interest Rate Risk. This is the risk that the securities in which the Fund invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk."

U.S. Government and Agency Securities Risk. In addition to market risk, interest rate risk and credit risk, such securities may limit potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, Fannie Mae and Freddie Mac were placed into a conservatorship by their regulator, the Federal Housing Finance Agency ("FHFA"). It is unclear what effect this conservatorship will have on securities issued or guaranteed by these entities. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Junk Bonds Risk. High-yield, high-risk bonds have speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.

Non-Diversification Risk. The Fund is nondiversified. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.

Foreign Securities Risk. Investing in securities of non-U.S. issuers (including Yankee Obligations) generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-U.S. withholding and other taxes. Investments in emerging markets are subject to greater volatility and price declines.

Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and have adverse tax consequences.

For more information on the risks of investing in this Fund, please see How the Fund Invests - Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Annual Total Returns (Class A Shares) [1]
Best Quarter: 3rd Quarter 2009 7.82% Worst Quarter: 2nd Quarter 2004 -2.69%

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver and the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return for Class A shares from 1-1-10 through 9-30-10 was 10.23%.

Average Annual Total Returns % (as of 12-31-09)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B Shares	14.09	4.62	5.32	--
Class C Shares	18.11	4.92	5.49	--
Class L Shares	14.31	N/A	N/A	4.67 (3/5/07)
Class M Shares	12.79	N/A	N/A	4.58 (3/5/07)
Class Q Shares	N/A	N/A	N/A	N/A
Class R Shares	19.32	N/A	N/A	6.82 (1/14/08)
Class X Shares	13.84	N/A	N/A	5.57 (3/5/07)
Class Z Shares	20.01	5.67	6.25	-

Class A Shares %
Return Before Taxes	14.29	4.45	5.50	-
Return After Taxes on Distributions	12.55	2.71	3.55	-
Return After Taxes on Distributions and Sale of Fund Shares	9.20	2.74	3.50	-

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index	5.93	4.97	6.33
Lipper Average	12.89	3.90	5.51

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Steven A. Kellner, CFA	Managing Director	1999
		Robert Tipp, CFA	Managing Director & Chief Investment Strategist	2002
		David Bessey	Managing Director	2004
		Kay Willcox	Managing Director	2008
		Michael J. Collins, CFA	Principal	2009

BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is total return. The Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment subadviser. While we make every effort to achieve the Fund's objective, we can't guarantee success.

The Fund seeks to achieve this objective by investing in fixed-income securities whereby issuers borrow money from investors in return for either a fixed or variable rate of interest and eventual repayment of the amount borrowed. The Fund will invest in different sectors of the fixed-income securities markets, including (but not limited to) U.S. Government securities, mortgage-related securities, asset-backed securities, corporate debt securities and foreign debt securities (mainly foreign government debt).

The investment subadviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. The investment subadviser uses quantitative analysis to evaluate each bond issue considered for the Fund. In selecting portfolio securities, the investment subadviser will consider economic conditions and interest rate fundamentals. The investment subadviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.

The Fund has the flexibility to allocate its investments across different sectors of the fixed-income securities markets. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector. Under normal circumstances, the Fund will maintain at least 80% of its investable assets in bonds. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year (including bonds acquired by the Fund with a maturity at date of issue of greater than one year, but a remaining maturity at the time of purchase by the Fund of one year or less).

The Fund may invest in investment-grade debt securities. Investment-grade debt securities are debt securities rated BBB or higher or Baa or higher or the equivalent by a major rating service, such as Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's). A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company.

Debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, with a range of adequate to very strong capacity for meeting their financial obligations, but have speculative characteristics and are riskier than higher-rated securities. In addition to investing in rated securities, the Fund may invest in unrated securities that the investment subadviser determines are of comparable quality to the rated securities that are permissible investments. Up to 50% of the Fund's investable assets may be invested in lower-rated securities that are more risky, with ratings no lower than CCC by at least one major rating service. Obligations rated BB by S&P or Ba by Moody's or lower are considered to be speculative with respect to their capacity to pay interest and principal payments and are commonly referred to as high-yield debt securities or junk bonds. These securities tend to offer higher yields, but also offer greater credit risks than higher-rated securities. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may either be in default or risk of default on principal or interest payments. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. A description of bond ratings is contained in the SAI.

At the fiscal year ended October 31, 2010, the ratings of the securities held by the Fund, expressed as a percentage of the Fund's net assets, were as follows:

Ratings	% of Net Assets
U.S. Government & Agency	15.7
Aaa	18.7
Aa	9.0
A	13.4
Baa	20.0
Ba	9.5
B	6.5
Caa	1.0
Less than Caa	0.1
Not Rated	12.4
Total Investments	106.3
Liabilities in excess of other assets *	(6.3)
Net Assets	100.0

* Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and swap agreements.

If the rating of a debt security is downgraded after the Fund purchases it (or if the debt security is no longer rated), the Fund will not have to sell the security, but the investment subadviser will take this into consideration in deciding whether the Fund should continue to hold the security.

Generally, the Fund's weighted average maturity will range from 1 to 30 years. As of October 31, 2010, the Fund's weighted average maturity was 6.17 years.

The Fund may also invest in debt obligations issued or guaranteed by the U.S. Government and U.S. Government-related entities. Some (but not all) of these debt securities, such as U.S. Treasury securities, are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed by the U.S. Government, but yield and market value are not. These also include obligations of GNMA. Debt securities issued by other government entities, like obligations of Fannie Mae and the SLMA, are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations. In September 2008, the FHFA placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by these entities.

The Fund invests in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs and mortgage-related securities issued by agencies of the U.S. Government as well as securities issued by Fannie Mae and Freddie Mac. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities (see discussion above). Privately issued mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

The Fund may invest up to 35% of its investable assets in asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. Credit quality depends primarily on the quality of the underlying asset, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The value of the security may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support or the swap counterparty.

A corporation that wishes to raise cash may choose to issue a corporate debt security whereby the corporation pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

The Fund may invest up to 45% of its investable assets in foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies or U.S. dollars.

The Fund may also engage in active trading - that is, frequent trading of its securities - in order to take advantage of new investment opportunities or yield differentials. The Fund will be more heavily involved in active trading during periods of market volatility in order to preserve gains or limit losses. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.

For more information, see "Investment Risks" below and the Fund's SAI To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Fund that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. The Fund may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. The Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

Municipal Bonds and Notes. Municipal bonds and notes are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds and notes may be general obligation or revenue bonds. General obligation bonds or notes are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Municipal notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Convertible Securities; Preferred Stock. The Fund may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities.

The Fund will sell common stock received upon conversion.

Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Credit-Linked Securities. The Fund may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate debt securities, such as bonds. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. The source of payment for credit-linked securities is the interest on the notes.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.

Derivative Strategies. We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.

The Fund may make short sales "against the box." In a short sale "against the box," at the time of sale, the Fund owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Short sales pose the risk of potentially unlimited loss. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Options. The Fund may purchase and sell put and call options on debt securities, swaps, and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities, swaps and foreign currencies. The Fund will sell only covered options. Covered options are described in the SAI.

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, municipal bonds or other obligations, on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Bank Debt. The Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation or other institution that is the borrower and one or more financial institutions that are the lenders. These types of investments can be in the form of loan participations or assignments.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchase shares of other investment companies (generally, the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Principal Investment Strategies

Bonds
Risks	Potential Rewards

  Credit risk - the risk that the borrower or counterparty can't pay back the money borrowed or make interest payments (lower for higher rated bonds). The lower a bond's quality, the higher its potential volatility (relatively low for U.S. Government securities).
  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the counterparty.
  Not all U.S. Government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.
  Call and redemption risk-the risk that a bond issuer may have the right to call a bond for redemption before it matures. If this happens to a bond held by the Fund, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

  A source of regular interest income.
  Higher quality debt securities are generally more secure than lower quality debt securities and equity securities.
  The U.S. Government guarantees interest and principal payments on certain U.S. Government securities.
  If interest rates decline, long-term yields should be higher than money market yields.
  Bonds have generally outperformed money market instruments over the long term.
  Most bonds rise in value when interest rates fall.

Mortgage related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.
  Extension risk - the risk that rising interest rates may cause the underlying mortgages to be paid off more slowly by the borrower, causing the value of the securities to fall.
  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.
  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  A source of regular interest income.
  The U.S. Government guarantees interest and principal payments on certain securities.
  May benefit from security interest in real estate collateral.
  Pass-through instruments provide greater diversification than direct ownership of loans.

High Yield Debt Securities (Junk Bonds)
Risks	Potential Rewards

  Credit risk (particularly high) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk (particularly high) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.
  Are generally less secure than higher quality debt securities.

May offer higher interest income and higher potential gains than higher grade debt securities. Most bonds rise in value when interest rates fall.

Foreign Debt Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.
  May be less liquid than U.S. stocks and bonds.
  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through the Fund's investments in issuers operating in those markets.
  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).
  Opportunities for diversification.

Asset-Backed Securities
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.
  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.
  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.
  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.
  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  A potential source of regular interest income.
  Prepayment risk is generally lower than with mortgage-related securities.
  Pass-through instruments may provide greater diversification than direct ownership of loans.
  May offer higher yield due to their structure than other instruments.

Non-Principal Investment Strategies

Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.
  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

Convertible Securities; Preferred Stock
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some convertible securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
  Market risk - the risk that securities will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the issuer or the bond's insurer.
  Underlying securities could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Convertible securities may be exchanged for stocks, which historically have outperformed other investments over the long term.
  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

Loan Participations and Assignments
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
  Illiquidity risk - the risk that bonds may be difficult to value precisely and sell at the time or price desired.
  In participations, the Fund has no rights against the borrower in the event the borrower does not repay the loan.
  In participations, the Fund is subject to the credit risk of the lender.
  In assignments, the Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral.
  In assignments, the rights against the borrower that are acquired by the Fund may be more limited than those held by the assigning lender.

A source of regular interest income. May offer the right to receive principal, interest and fees.

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as forwards, futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
  Derivatives may not have the intended effects and may result in losses or missed opportunities.
  The counterparty to a derivatives contract could default.
  Derivatives can increase share price volatility and those that involve leverage could magnify losses.
  Certain types of derivatives involve costs to the Fund that can reduce returns.
  Derivatives may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.
  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.
  Share price volatility can magnify losses because underlying security must be replaced at a specific time.
  Investment costs may exceed potential underlying investment gains.
  Short sales pose the risk of potentially unlimited loss.
  Short sales "against the box" give up the opportunity for capital appreciation in the security.

May magnify underlying investment gains. Short sales "against the box" may lock in capital appreciation while delaying tax consequences.

Credit-Linked Securities
Risks	Potential Rewards

  The issuer of the credit-linked security may default or go bankrupt.
  Subject to the credit risk of the corporate issuer underlying the credit default swaps.
  Typically privately negotiated transactions, resulting in limited liquidity or no liquidity.
  Market risk - the risk that underlying debt investments will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the issuer of the security or underlying security or the bond's insurer.
  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.
  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

A source of regular interest income. Pass-through instruments may provide greater diversification than direct investments. May offer higher yield due to their structure than other instruments.

Zero coupon bonds, PIK and deferred payment securities
Risks	Potential Rewards

  Typically subject to greater volatility and less liquidity in adverse markets than other debt securities.
  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

Value rises faster when interest rates fall.

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

When issued and delayed delivery securities
Risks	Potential Rewards

  Value of securities may decrease before delivery occurs.
  Counter-party may become insolvent prior to delivery.
  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

May enhance investment gains.

Principal & Non-Principal Strategies: Investment Limits

  Bonds: At least 80%
  Mortgage-related securities: Percentage varies
  High Yield Debt Securities (Junk Bonds): Up to 50%
  Asset-Backed Securities: Up to 35%
  Derivatives (including swaps): Up to 25% of net assets
  Loan Participations & Assignments: Up to 10% of net assets
  Foreign Debt Securities: Up to 45%
  Money market instruments: Up to 20%
  Short Sales: Up to 25% of net assets
  Zero coupon bonds, PIK and deferred payment securities: Percentage varies
  Illiquid Securities: Up to 15% of net assets
  When issued and delayed delivery securities: Percentage varies
  Convertible Securities; Preferred Stock, and Credit Limited Securities: Percentage varies

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended October 31, 2010, the Fund paid PI an effective management fee rate of .50% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of October 31, 2010, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $139.2 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with non-affiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.

A discussion of the basis for the Directors' approvals of the Fund's management and subadvisory agreements is available in the Fund's annual report to shareholders.

INVESTMENT SUBADVISER

Prudential Investment Management, Inc. (PIM) has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. As of September 30, 2010, PIM managed approximately $518 billion in assets.

Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $270 billion in assets under management as of September 30, 2010, and is the unit of PIM that provides investment advisory services to the Fund.

Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, bank loans, emerging markets bonds, municipal bonds, and money market securities.

PORTFOLIO MANAGERS

Steven Kellner, Robert Tipp, David Bessey, Kay Willcox and Michael Collins of PIM-Fixed Income are responsible for the management of the Fund.

David Bessey is Managing Director and senior portfolio manager for Core Plus Fixed Income strategies at Prudential Fixed Income. Mr. Bessey has been the senior portfolio manager for the Core Plus product since 2003, and has been a senior contributor to the Core Plus investment process since 2000. Mr. Bessey is also Head of the Emerging Markets Sector Team, investing in emerging market debt denominated in both $US and local currencies. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

Michael J. Collins, CFA, is Senior Investment Officer and Portfolio Manager for Core Plus Fixed Income strategies at Prudential Fixed Income. Mr. Collins formulates credit strategy for these multi-sector portfolios and works with the corporate and high yield teams on portfolio strategy and construction. Previously, Mr. Collins was High Yield Portfolio Manager and Investment Strategist. Mr. Collins was also a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). Mr. Collins is Treasurer for the Board of Trustees of the Center for Educational Advancement (CEA), a nonprofit organization with the mission of providing jobs and job training to people with disabilities.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for Prudential Fixed Income, responsible for Investment Strategy and Macroeconomic Research. Mr. Tipp is also responsible for Liability-Driven Investing (LDI) strategies, as well as duration and foreign exchange positioning for Core Plus and other portfolios. Earlier, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received both a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Kay Willcox is Managing Director and portfolio manager for Prudential Fixed Income's Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also Senior Investment Officer for Prudential Fixed Income and back-up portfolio manager on the Core Plus Fixed Income Strategy. Previously, Ms. Willcox was a mortgage-backed securities portfolio manager for the US Liquidity Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Steven A. Kellner, CFA, is Managing Director and Head of Corporate Bond Strategies at Prudential Fixed Income. He also is the senior portfolio manager for the Corporate Fixed Income Strategy. Previously, Mr. Kellner managed US corporate bonds for Prudential Financial's proprietary fixed income portfolios. He initially joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Additional information about the portfolio managers, their compensation, other accounts that they manage and ownership of securities in the Fund may be found in the SAI.

DISTRIBUTORS

Prudential Investment Management Services LLC (PIMS) distributes each class of the Fund's shares under a Distribution Agreement with the Fund, and Prudential Annuities Distributors, Inc. (PAD) (together with PIMS, the Distributors) is a co-distributor of the Fund's Class M and Class X shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, the Distributors, as applicable, pay the expenses of distributing the shares of all share classes of the Fund. The Distributors, as applicable, also provide certain shareholder support services. The Fund pays distribution and other fees to the Distributors, as applicable, as compensation for their services for each class of shares other than Class Q and Class Z. These fees - known as 12b-1 fees - are shown in the "Fund Fees and Expenses" tables.

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Note: The Distributor of the Fund has contractually agreed until February 28, 2011 to reduce its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares. After February 28, 2011 the contractual fee waiver applicable to Class C shares will terminate.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an individual retirement account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends out of any net investment income to shareholders. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund. Corporate shareholders not eligible and dividends from the Fund will not qualify for preferential rates.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 bonds of ACME Corp. for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security-if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2013, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to noncorporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2013 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations. It is not expected that a substantial portion of the Fund's dividends will be designated as qualified dividend income or be eligible for the dividends received deduction.

For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual, estate, or certain type of trust will be subject to a 3.8% Medicare tax on the lesser of (1) the U.S. shareholder's "net investment income," including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder's modified gross income for the taxable year over a certain threshold.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed for more than six months, your check may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Fund Distribution Schedule
Dividends	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year you will receive a Form 1099 which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals and other non-corporate shareholders, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2013, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

The conversion of Class B, Class M, or Class X shares of a Fund – which happens automatically approximately every seven, eight or ten years, respectively, after purchase – is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Automatically Convert to Class A Shares" in the "How to Buy, Sell and Exchange Shares of the Fund" section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B and Class C shares. Class Q, Class R and Class Z shares are available only to limited groups of investors, as discussed below. Class L, Class M and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Prudential Investments mutual funds.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC ) of 1%. (The CDSC is waived for certain retirement and/or benefit plans).
  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower CDSC.
  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.
  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
  Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z or Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

Minimum Purchase Requirements
	Class A	Class B	Class C	Class L	Class M	Class Q	Class R	Class X	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	$2,500	None	None	$2,500	None
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	None	None	$100	None
Maximum initial sales charge	4.5% of the public offering price	None	None	4.25% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	1%	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 3%(Yr.4) 2%(Yr.5) 2%(Yr.6) 1%(Yr.7) 0%(Yr.8)	None	None	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 4%(Yr.4) 3%(Yr.5) 2%(Yr.6) 2%(Yr.7) 1%(Yr.8) 0%(Yr.9)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1% (.75% currently)	1%	.50%	1%	None	.75% (.50% currently)	1%	None

Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 monthly (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, Class C, Class L, Class M, or Class X account with PMFS is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iii) institutional accounts, (iv) group retirement plans, (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Prudential Investments family of mutual funds. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Small Account Maintenance Fee" in the SAI.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares or Class L shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B, Class C and Class R shares is .25%. The distribution fee is limited to .30% (including the .25% service fee) for Class A shares, .75% (including the .25% service fee) for Class C shares, and .75% (including the .25% service fee) for Class R shares. The distribution fee is limited to .75% (including the .25% service fee) for Class B shares.
° With respect to Class L, Class M and Class X shares, the service fee is up to .25% of the Fund's Class L, Class M and Class X shares, respectively. The distribution fee for Class L shares is up to .50% (including the .25% service fee), and for Class M and Class X shares, is up to 1% (including the .25% service fee).
°The Distributor of the Fund has contractually agreed to February 29, 2012 to limit its distribution and service (12b-1) fees for Class A and Class R shares to .25% and .50%, respectively, of the average daily net assets of the Class A and Class R shares.
° The Distributor of the Fund has voluntarily agreed to reduce the distribution and service (12b-1) fees for the Fund's Class B shares to .75% of the Fund's average daily net assets of the Class B shares. This waiver is voluntary and may be discontinued or modified at any time.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999	None*	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
  Accounts in the name and TINs of your parents;
  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:
  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge); and
  for all other share classes, the value of existing shares is determined by the NAV.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans, may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds;
  persons who have retired directly from active service with Prudential or one of its subsidiaries;
  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and
  investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Class B, Class M, and Class X Shares Automatically Convert to Class A Shares
If you buy Class B shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years or if you buy Class X shares and hold them for approximately ten years, we will automatically convert them into Class A shares without charge. The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares and monthly for Class M and Class X shares.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.

For more information, see the SAI.

Qualifying for Class Q Shares
Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Q shares. The availability of Class Q shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan.

Other Types of Investors. The following investors may also purchase Class Q shares: (i) Prudential funds, including Prudential fund-of-funds, and (ii) Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount).

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
  Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
  Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount);
  Prudential funds, including Prudential fund-of-funds; and
  Qualified state tuition programs (529 plans).

How Financial Services Firms are Compensated for Selling Prudential Investments Mutual Funds

Prudential Investments Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells Prudential Investments Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each Prudential Investments mutual fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a Prudential Investments mutual fund to you, or to a retirement plan in which you participate.

Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular Prudential Investments mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Prudential Investments mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Prudential Investments mutual fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 pm Eastern Time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use "fair value pricing," which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager and subadviser or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (or subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, or later than 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes - which is usually 4:00 p.m. New York time - to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records;
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder.

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8
Class A	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class B	5%	4%	3%	2%	1%	1%	N/A	N/A
Class C	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A
Class X	6%	5%	4%	4%	3%	2%	2%	1%

If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,
  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares,
  Any bonus shares received by investors when purchasing Class X shares, and
  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds, except for Class M and Class X purchases made after January 1, 2002, on which the CDSC will be calculated based on the original cost of the purchase. The rate decreases on the anniversary date of your purchase. The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M and Class X Shares
The CDSC will be waived if the Class B, Class M and Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.

Involuntary Redemption of Small Accounts
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Involuntary Redemption" in the SAI. If the value of your account with PMFS is less than $2,500, with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares (except for Class L, Class M and Class X shares), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of a Fund for Class Z shares of another Prudential Investments mutual fund, but you cannot exchange Class Z shares for Class A, Class B, Class C, Class L, Class M, Class R, or Class X shares. We may change the terms of any exchange privilege after giving you 60 days' notice.

For investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund "wrap" or asset allocation programs or mutual fund "supermarket" programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges of Class Z shares.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, the policy does not apply to the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, when available, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the Prudential Investments fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for the fiscal years or periods ended October 31, 2010, 2009, 2008, and 2007 and the fiscal years ended December 31, 2006 and 2005. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

CLASS A SHARES

(fiscal years ended 10/31/10-08, ten-month period ended 10/31/07, fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010(a)	2009(a)	2008(a)	2007(a)(b)	2006(a)	2005(a)
Net Asset Value, Beginning Of Period	$13.21	$11.26	$12.62	$12.59	$12.67	$12.94
Income (loss) from investment operations:
Net investment income	.58	.55	.61	.54	.62	.54
Net realized and unrealized gain (loss) on investment transactions	1.01	1.98	(1.38)	.01	(.08)	(.22)
Total from investment operations	1.59	2.53	(.77)	.55	.54	.32
Less Dividends:
Dividends from net investment income	(.53)	(.58)	(.59)	(.52)	(.62)	(.59)
Capital Contributions	-(h)	-	-	-	-	-
Net asset value, end of period	$14.27	$13.21	$11.26	$12.62	$12.59	$12.67
Total Return(c):	12.27%	23.09%	(6.36)%	4.30%	4.39%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$408,014	$290,709	$235,064	$243,079	$212,105	$173,946
Average net assets (000)	$339,741	$259,620	$253,885	$237,573	$194,447	$152,629
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.85%	.85%	.91%	1.01%(f)	1.13%	1.16%
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%	.76%(f)	.88%	.91%
Net investment income	4.22%	4.61%	4.93%	5.10%(f)	4.97%	4.21%
For Class A, B, C, L, M, R, X and Z:
Portfolio turnover rate	185%	397%	512%	326%(g)	387%	264%

(a) Calculations are based on average shares outstanding during the period.
(b) For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund's average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 0.97%, 0.72% and 4.10%, respectively, for the year ended October 31, 2010, 1.07%, 0.82% and 4.39%, respectively, for the year ended October 31, 2009, and 1.07%, 0.82% and 4.77%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets.
(f) Annualized.
(g) Not annualized.
(h) Less than $.005 per share.

CLASS B SHARES

(fiscal years ended 10/31/10-08, ten-month period ended 10/31/07, fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010(a)	2009(a)	2008(a)	2007(a)(b)	2006(a)	2005(a)
Net Asset Value, Beginning Of Period	$13.21	$11.25	$12.61	$12.59	$12.67	$12.93
Income (loss) from investment operations:
Net investment income	.51	.49	.55	.49	.52	.44
Net realized and unrealized gain (loss) on investment transactions	1.01	1.99	(1.38)	(.01)	(.08)	(.21)
Total from investment operations	1.52	2.48	(.83)	.48	.44	.23
Less Dividends:
Dividends from net investment income	(.46)	(.52)	(.53)	(.46)	(.52)	(.49)
Capital Contributions	-(g)	-	-	-	-	-
Net asset value, end of period	$14.27	$13.21	$11.25	$12.61	$12.59	$12.67
Total Return(c):	11.71%	22.59%	(6.83)%	3.76%	3.59%	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$47,886	$40,281	$53,291	$79,746	$65,239	$91,469
Average net assets (000)	$42,019	$44,554	$70,583	$81,856	$77,544	$109,484
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(f)	1.35%	1.35%	1.41%	1.56%(e)	1.88%	1.91%
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%	.76%(e)	.88%	.91%
Net investment income	3.73%	4.12%	4.45%	4.57%(e)	4.18%	3.46%

(a) Calculations are based on average shares outstanding during the period.
(b) For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund's average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.47%, 0.72% and 3.61%, respectively, for the year ended October 31, 2010, 1.57%, 0.82% and 3.89%, respectively, for the year ended October 31, 2009, and 1.57%, 0.82% and 4.29% respectively for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e) Annualized.
(f) The distributor of the Fund had voluntarily agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets.
(g) Less than $.005 per share.

CLASS C SHARES

(fiscal years ended 10/31/10-08, ten-month period ended 10/31/07, fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010(a)	2009(a)	2008(a)	2007(a)(b)	2006(a)	2005(a)
Net Asset Value, Beginning Of Period	$13.20	$11.25	$12.61	$12.59	$12.67	$12.93
Income (loss) from investment operations:
Net investment income	.50	.49	.55	.51	.56	.48
Net realized and unrealized gain (loss) on investment transactions	1.02	1.98	(1.38)	(.02)	(.08)	(.22)
Total from investment operations	1.52	2.47	(.83)	.49	.48	.26
Less Dividends:
Dividends from net investment income	(.46)	(.52)	(.53)	(.47)	(.56)	(.52)
Capital Contributions	-(g)	-	-	-	-	-
Net asset value, end of period	$14.26	$13.20	$11.25	$12.61	$12.59	$12.67
Total Return(c):	11.72%	22.51%	(6.83)%	3.80%	4.03%	2.06%

Ratios/Supplemental Data:
Net assets, end of period (000)	$99,621	$53,688	$41,201	$47,465	$13,555	$14,646
Average net assets (000)	$72,297	$46,340	$46,126	$42,213	$13,295	$15,940
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.35%	1.35%	1.41%	1.51%(f)	1.63%	1.66%
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%	.76%(f)	.88%	.91%
Net investment income	3.69%	4.11%	4.45%	4.59%(f)	4.45%	3.71%

(a) Calculations are based on average shares outstanding during the period.
(b) For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund's average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.47%, 0.72% and 3.57%, respectively, for the year ended October 31, 2010, 1.57%, 0.82% and 3.89%, respectively, for the year ended October 31, 2009 and 1.57%, 0.82% and 4.28%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets.
(f) Annualized.
(g) Less than $.005 per share.

CLASS L SHARES

(fiscal years ended 10/31/10-08, fiscal period 3/5/07-10/31/07)

Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	March 5, 2007(a) through October 31, 2007 (b)
Net Asset Value, Beginning Of Period	$13.21	$11.25	$12.62	$12.69
Income (loss) from investment operations:
Net investment income	.55	.52	.57	.40
Net realized and unrealized gain (loss) on investment transactions	1.01	1.99	(1.38)	(.08)
Total from investment operations	1.56	2.51	(.81)	.32
Less Dividends:
Dividends from net investment income	(.50)	(.55)	(.56)	(.39)
Capital Contributions	-(f)	-	-	-
Net asset value, end of period	$14.27	$13.21	$11.25	$12.62
Total Return(c):	11.99%	22.90%	(6.67)%	2.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,242	$10,820	$11,149	$15,099
Average net assets (000)	$10,512	$10,661	$13,644	$16,876
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.10%	1.10%	1.16%	1.26%(e)
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%	.76%(e)
Net investment income	4.01%	4.37%	4.69%	4.84%(e)

(a) Inception date of Class L shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund's average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.22%, 0.72% and 3.89%, respectively, for the year ended October 31, 2010, 1.32%, 0.82% and 4.14%, respectively, for the year ended October 31, 2009 and 1.32%, 0.82% and 4.53%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e) Annualized.
(f) Less than $.005 per share.

CLASS M SHARES

(fiscal years ended 10/31/10-08, fiscal period 3/5/07-10/31/07)

Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	March 5, 2007(a) through October 31, 2007(b)
Net Asset Value, Beginning Of Period	$13.21	$11.25	$12.61	$12.68
Income (loss) from investment operations:
Net investment income	.48	.46	.55	.37
Net realized and unrealized gain (loss) on investment transactions	1.01	1.99	(1.38)	(.09)
Total from investment operations	1.49	2.45	(.83)	.28
Less Dividends:
Dividends from net investment income	(.43)	(.49)	(.53)	(.35)
Capital Contributions	-(f)	-	-	-
Net asset value, end of period	$14.27	$13.21	$11.25	$12.61
Total Return(c):	11.44%	22.29%	(6.86)%	2.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,843	$14,153	$24,877	$51,025
Average net assets (000)	$9,289	$18,875	$37,597	$62,106
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.60%	1.60%	1.45%	1.76%(e)
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%	.76%(e)
Net investment income	3.58%	3.88%	4.42%	4.35%(e)

(a) Inception date of Class M shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund's average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.72%, 0.72% and 3.46%, respectively, for the year ended October 31, 2010, 1.82%, 0.82% and 3.65%, respectively, for the year ended October 31, 2009 and 1.61%, 0.82% and 4.26%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e) Annualized.
(f) Less than $.005 per share.

CLASS R SHARES

(fiscal years ended 10/31/10-09, fiscal period 1/14/08-10/31/08)

Per Share Operating Performance:	2010(b)	2009(b)	January 14, 2008(a) through October 31, 2008(b)
Net Asset Value, Beginning Of Period	$13.20	$11.26	$12.71
Income (loss) from investment operations:
Net investment income	.54	.52	.46
Net realized and unrealized gain (loss) on investment transactions	1.04	1.97	(1.46)
Total from investment operations	1.58	2.49	(1.00)
Less Dividends:
Dividends from net investment income	(.49)	(.55)	(.45)
Capital Contributions	-(g)
Net asset value, end of period	$14.29	$13.20	$11.26
Total Return(c):	12.17%	22.64%	(8.12)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$952	$1	$1
Average net assets (000)	$329	$1	$1
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.10%	1.10%	1.16%(f)
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%(f)
Net investment income	3.79%	4.31%	5.85%(f)

(a) Inception date of Class R shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund's average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.22%, 0.72% and 3.67%, respectively, for the year ended October 31, 2010, 1.32%, 0.82% and 4.09%, respectively, for the year ended October 31, 2009 and 1.32%, 0.82% and 5.69%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets.
(f) Annualized.
(g) Less than $.005 per share.

CLASS X SHARES

(fiscal years ended 10/31/10-08, fiscal period 3/5/07-10/31/07)

Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	March 5, 2007(a) through October 31, 2007(b)(f)
Net Asset Value, Beginning Of Period	$13.23	$11.28	$12.62	$12.69
Income (loss) from investment operations:
Net investment income	.58	.55	.64	.44
Net realized and unrealized gain (loss) on investment transactions	1.01	1.99	(1.38)	(.07)
Total from investment operations	1.59	2.54	(.74)	.37
Less Dividends:
Dividends from net investment income	(.53)	(.60)	(.61)	(.45)
Capital Contributions	.01	.01	.01	.01
Net asset value, end of period	$14.30	$13.23	$11.28	$12.62
Total Return(c):	12.33%	23.26%	(6.06)%	2.77%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,381	$6,494	$8,229	$11,879
Average net assets (000)	$5,043	$7,270	$10,631	$12,751
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.85%	.85%	.85%	.76%(e)
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%	.76%(e)
Net investment income	4.28%	4.64%	5.15%	5.34%(e)

(a) Inception date of Class X shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund's average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 0.97%, 0.72% and 4.16%, respectively, for the year ended October 31, 2010, 1.07%, 0.82% and 4.41%, respectively, for the year ended October 31, 2009 and 1.01%, 0.82% and 4.99%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e) Annualized.
(f) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits. Total Return has not been adjusted to reflect the manager payment for sales charges in excess of the regulatory limits.

CLASS Z SHARES

(fiscal years ended 10/31/10-08, ten-month period ended 10/31/07, fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010(a)	2009(a)	2008(a)	2007(a)(b)	2006(a)	2005(a)
Net Asset Value, Beginning Of Period	$13.18	$11.24	$12.60	$12.57	$12.66	$12.93
Income (loss) from investment operations:
Net investment income	.60	.58	.64	.56	.63	.54
Net realized and unrealized gain (loss) on investment transactions	1.02	1.97	(1.37)	.02	(.06)	(.19)
Total from investment operations	1.62	2.55	(.73)	.58	.57	.35
Less Dividends:
Dividends from net investment income	(.56)	(.61)	(.63)	(.55)	(.66)	(.62)
Capital Contributions	-(f)	-	-	-	-	-
Net asset value, end of period	$14.24	$13.18	$11.24	$12.60	$12.57	$12.66
Total Return(c):	12.58%	23.35%	(6.13)%	4.51%	4.61%	2.75%

Ratios/Supplemental Data:
Net assets, end of period (000)	$153,727	$60,279	$23,658	$16,233	$14,871	$19,963
Average net assets (000)	$99,628	$31,795	$22,302	$15,145	$15,799	$25,208
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.60%	.60%	.66%	.76%(e)	.88%	.91%
Expenses, excluding distribution and service (12b-1) fees	.60%	.60%	.66%	.76%(e)	.88%	.91%
Net investment income	4.42%	4.86%	5.19%	5.35%(e)	5.16%	4.45%

(a) Calculations are based on average shares outstanding during the period.
(b) For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund's average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 0.72%, 0.72% and 4.30%, respectively, for the year ended October 31, 2010, 0.82%, 0.82% and 4.65%, respectively, for the year ended October 31, 2009 and 0.82%, 0.82% and 5.03%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e) Annualized.
(f) Less than $.005 per share.

GLOSSARY

FUND INDEXES

Barclays Capital Aggregate Bond Index. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays Capital.

Lipper Average. The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment Grade Debt Funds category. Returns do not include the effect of any sales charges or taxes. Returns would be lower if sales charges or taxes were reflected. Source: Lipper Inc.

Back Cover

Prudential Total Return Bond Fund, Inc.
Share Class	A	B	C	L	M
NASDAQ	PDBAX	PRDBX	PDBCX	DTRLX	DTRMX
CUSIP	74440B108	74440B207	74440B306	74440B504	74440B603

Prudential Total Return Bond Fund, Inc.
Share Class	Q	X	R	Z
NASDAQ	PTRQX	N/A	DTBRX	PDBZX
CUSIP	74440B884	74440B702	74440B801	74440B405
FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 WEBSITE www.prudentialfunds.com	TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
MF166STAT	The Fund's Investment Company Act File No. 811-07215